UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

TCP INTERNATIONAL HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Switzerland	1-36521	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Alte Steinhauserstrasse 1
6330 Cham, Switzerland
(Address of principal executive offices)
(330) 995-6111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 15, 2015, TCP International Holdings Ltd. (the “Company”) issued a press release announcing its 2014 fourth quarter and full year financial results. The press release also announced that the Company would be holding a conference call on April 16, 2015 to discuss the results included in the press release. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except as shall be expressly set forth by separate reference in such filing.
Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 15, 2015, Ellis Yan, the Company's Chief Executive Officer, entered into a Mutual Separation Agreement whereby he will not renew his employment agreement upon its expiration on June 30, 2015. Mr. Yan will remain a Director and continue to serve as Chairman of the Board of Directors. Under the terms of his Mutual Separation Agreement, Mr. Yan will receive severance comprised of continuing salary for three years. In addition, Mr. Yan is entitled to either continuation of medical, dental and health benefit plans or reimbursement of premiums for similar coverage. The Company expects to record severance expense of approximately $2.1 million in the second quarter of 2015 following Mr. Yan's termination of employment, which will be paid over a 3-year period. A copy of the press release announcing Mr. Yan's departure is filed as Exhibit 99.2 hereto. The foregoing constitutes a summary of the material terms of the Mutual Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Forward Looking Statements
     Certain statements in the foregoing press releases may constitute forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those related to the Company's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward looking statements in these press releases include, but are not limited to, the Company’s expectation regarding its future profitability and the timing and outcome of the Company's executive transition. The Company expressly disclaims any obligation or undertaking to update such forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

EXHIBIT INDEX	DESCRIPTION

10.1
Mutual Separation Agreement among Ellis Yan, TCP International Holdings Ltd. and Technical Consumer Products Inc., dated April 15, 2015 (incorporated by reference to exhibit 10.5 to the Company’s Annual Report on Form 10-K filed on April 15, 2015).

99.1	Press Release Reporting 2014 Fourth Quarter and Full Year Financial Results, dated April 15, 2015
99.2	Press Release Announcing Leadership Transition, dated April 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TCP INTERNATIONAL HOLDINGS LTD.
By:	/s/ Brian Catlett
Brian Catlett Chief Financial Officer and Treasurer

Date: April 15, 2015

EXHIBIT INDEX

EXHIBIT INDEX	DESCRIPTION

10.1
Mutual Separation Agreement among Ellis Yan, TCP International Holdings Ltd. and Technical Consumer Products Inc., dated April 15, 2015 (incorporated by reference to exhibit 10.5 to the Company’s Annual Report on Form 10-K filed on April 15, 2015).

99.1	Press Release Reporting 2014 Fourth Quarter and Full Year Financial Results, dated April 15, 2015
99.2	Press Release Announcing Leadership Transition, dated April 15, 2015